Exhibit 99.2

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Deal Name

FBRSI 2005-5

Loan Characteristics	Loan Number	Balance	Deal Percentage	WAC	WALA	FICO	Original Loan to Value	CLTV	Back End DTI	Full Doc	Primary Owner	Single Family	Cashout	Simultaneous 2nds	IO
Aggregated Rate 9.5-10	612	42,512,539.12	5.42%	9.838	2	602	90.30	90.45	41.95	40.04	97.48	87.33	34.27	1.17	0.33
RATE 10.001-10.5	282	18,035,755.81	2.30%	10.312	3	602	91.00	91.00	42.68	47.55	97.84	89.17	31.01	0	0
RATE 10.501-11	223	14,655,704.45	1.87%	10.757	3	601	92.33	92.33	42.05	47.88	99.63	87.31	32.97	0	0
RATE 11.001-11.5	40	3,516,745.44	0.45%	11.222	2	572	87.09	87.09	43.48	52.79	100.00	96.07	54.78	0	0
RATE greater than 11.5	154	7,467,569.71	0.95%	11.920	3	606	96.93	96.93	43.39	11.18	98.46	88.84	3.69	0	0

LB <50,000	943	31,156,210.09	3.97%	9.977	3	631	95.13	95.13	40.33	50.38	98.88	90.13	13.17	0	0
LB 50,001-100K	1,183	88,256,762.33	11.24%	8.698	2	615	83.96	88.68	39.50	58.64	95.39	90.93	36.95	22.94	1.42
LB 100-200K	1,734	253,098,228.85	32.24%	7.459	2	609	77.62	85.08	40.52	59.65	96.33	89.38	54.97	37.37	9.33
LB 200-300k	846	206,491,157.65	26.31%	7.130	2	615	77.58	85.82	42.39	50.07	97.43	87.67	57.02	42.51	20.96
LB 300K-400K	335	115,049,570.64	14.66%	7.016	2	625	78.19	86.33	43.22	45.99	95.44	84.62	57.59	41.73	23.47
LB 400K-500k	135	60,794,230.52	7.74%	6.984	2	628	79.95	88.25	43.58	40.63	97.18	83.86	53.09	43.4	33.69
LB 500-600k	38	20,464,539.62	2.61%	7.081	2	624	78.66	86.03	43.77	44.14	100.00	89.27	68.89	38.88	54.66
LB 600-700k	8	5,130,404.65	0.65%	6.155	2	677	73.53	78.57	44.12	49.56	100.00	88.10	74.66	25.2	0
LB 700-800k	6	4,537,760.10	0.58%	6.371	2	638	77.47	89.83	44.06	83.37	100.00	100.00	50.79	65.96	32.54
LB 800-900k	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LB 900-1MM	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
LB > 1MM	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

FICO <500	14	2,125,382.63	0.27%	9.492	2	498	73.72	73.72	43.86	30.22	93.94	97.18	89.90	0	0
FICO 501-525	316	50,463,526.77	6.43%	8.610	2	513	73.31	73.31	41.88	57.39	98.02	92.77	82.23	0	0
FICO 526-550	328	53,672,932.70	6.84%	8.265	2	538	75.35	75.44	41.30	57.58	98.09	92.48	80.64	0.38	0
FICO 551-575	431	72,400,890.47	9.22%	8.036	2	562	77.89	77.98	41.36	65.30	96.42	92.25	77.50	0.45	0.61
FICO 576-600	731	111,680,381.71	14.23%	7.387	2	589	78.06	84.29	41.53	71.67	97.37	89.79	59.50	31.54	11.87
FICO 601-625	1,113	150,577,477.01	19.18%	7.606	2	613	80.69	90.36	42.29	49.38	97.34	90.20	43.77	49.11	14.71
FICO 626-650	985	138,296,375.72	17.62%	7.162	2	638	80.97	91.25	41.47	47.10	96.29	87.33	40.25	52.56	20.67
FICO 651-700	1,310	205,761,897.44	26.21%	6.974	2	688	80.83	90.98	41.49	42.50	95.55	82.16	39.63	51.94	31.04
>700	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

LTV 80	1,935	368,496,429.46	46.94%	7.061	2	631	80.00	93.69	42.21	47.97	98.04	87.12	35.69	67.32	27.44
LTV 80-85	235	46,170,152.94	5.88%	8.135	2	581	84.56	84.63	43.21	62.44	97.94	92.90	71.22	0.44	4.15
LTV 85.01-90	286	50,306,999.90	6.41%	7.854	2	619	89.40	89.48	40.52	62.86	91.42	88.07	58.45	0	14.09
LTV 90.01-95	167	19,501,965.30	2.48%	9.365	2	591	94.78	94.78	42.65	89.15	99.36	93.26	35.84	0	0
LTV 95.01-100	1,293	62,776,804.41	8.00%	10.060	3	647	99.90	99.90	42.69	44.65	100.00	88.04	4.18	0	0
LTV >100	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

2nd Home	27	5,072,624.78	0.65%	7.642	2	604	79.37	79.37	38.39	27.77	0.00	89.09	49.50	0	4.31
Invest Property	142	20,904,549.17	2.66%	7.696	2	633	74.62	74.62	38.15	45.68	0.00	70.30	66.96	0	0

2nd lien	1,395	67,997,153.16	8.66%	10.052	3	647	99.30	99.30	42.64	44.65	100.00	87.96	4.54	0	0
Simultaneous 2nds	1,472	289,249,278.24	36.85%	6.833	2	644	79.48	99.10	42.70	47.89	100.00	87.92	28.68	100	32.13

Stated Doc	2,360	368,254,263.23	46.91%	7.770	2	626	79.32	87.36	42.30	0.00	95.96	85.86	46.46	10.22	15.65
No Doc	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0
Limited	5	1,947,162.10	0.25%	7.333	2	578	81.01	81.01	37.31	0.00	93.03	100.00	86.05	0	0

Cash Out	2,241	412,362,512.91	52.53%	7.286	2	601	75.27	79.07	41.15	58.10	96.00	88.55	100.00	20.12	9.52
Purchase	2,425	317,638,869.14	40.46%	7.599	2	639	83.61	95.99	42.51	44.22	97.49	86.44	0.00	62.16	27.39
Refi-Rate Term	562	54,977,482.40	7.00%	8.322	2	608	84.39	87.60	40.45	63.14	97.28	93.71	0.00	16.05	3.75

2-4 Family	196	41,825,917.72	5.33%	7.468	2	632	76.74	82.57	42.54	38.92	87.44	0.00	64.40	30.08	12.95
Condo	373	51,913,261.03	6.61%	7.573	2	634	80.85	89.43	41.22	48.91	97.09	0.00	39.07	43.08	23.28

Fixed	1,732	118,318,835.52	15.07%	8.717	3	643	87.61	89.19	41.03	59.16	98.46	87.16	36.64	41.9	0
Arm	3,496	666,660,028.93	84.93%	7.267	2	612	77.81	86.04	41.76	51.72	96.38	88.22	55.35	8.4	19.24

Back End DTI 45-50	1,666	270,005,364.46	34.40%	7.529	2	621	80.64	89.13	47.17	44.98	97.27	87.46	47.47	43.6	18.83
Back End DTI 50-55	477	84,010,757.97	10.70%	7.638	2	605	79.66	85.95	50.86	64.51	97.25	87.87	60.83	31.9	13.27
Back End DTI > 55	38	7,643,848.41	0.97%	7.416	2	576	74.72	75.20	55.00	100.00	94.86	84.26	87.33	2.42	3.91

IO	496	128,297,737.96	16.34%	6.744	2.00	655	79.37	93.60	42.26	55.09	99.83	86.36	30.58	72.43	100

Cali	713	169,080,780.97	21.54%	7.091	2.00	626	77.82	84.87	43.65	42.68	98.09	89.71	58.17	36.63	26.7
N Cali	13	4,152,415.99	3.24%	6.940	2.00	671	80.12	92.18	42.98	18.70	100.00	92.00	47.69	36.19	100
S Cali	113	40,991,822.40	31.95%	6.748	2.00	654	79.46	93.16	44.17	45.84	100.00	87.59	29.75	36.74	100
NY	234	50,832,408.70	6.48%	7.595	2.00	611	76.34	81.68	41.47	54.89	96.44	73.35	74.57	27.38	5.27
FL	1,355	203,647,051.05	25.94%	7.402	2.00	622	80.66	87.88	41.32	49.62	95.69	84.42	42.90	36.44	20.15
Georgia	207	20,170,377.66	2.57%	7.985	2.00	617	83.47	93.72	41.16	54.22	96.17	98.72	26.13	51.01	7.8
Ohio	145	12,113,600.18	1.54%	8.013	2.00	603	82.29	90.29	40.19	66.50	90.49	94.81	41.66	40.6	7.94
Maryland	78	13,868,820.37	1.77%	7.714	2.00	623	77.90	86.15	42.50	54.11	100.00	71.62	45.01	42.56	15.9

40 yr Loans	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

IO

Doc Stat = full
Occ Stat = owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>=100
< 550	0.00	0.00	0.00	0.00	0.00
>= 550 / < 570	0.00	0.00	304,000.00	0.00	0.00
>= 570 / < 590	136,500.00	1,190,599.33	4,284,608.11	0.00	0.00
>= 590 / < 610	663,919.99	2,488,298.97	8,519,574.42	904,410.00	0.00
>= 610 / < 630	1,346,999.99	918,750.00	10,213,861.31	706,499.81	0.00
>= 630 / < 650	606,500.00	1,948,049.89	9,948,837.70	748,800.00	0.00
>= 650 / < 670	339,999.99	1,386,650.00	6,911,507.93	212,641.00	0.00
>= 670 / < 690	517,000.00	1,051,199.99	4,786,031.00	446,399.99	0.00
>= 690 / < 710	0.00	0.00	5,126,901.95	0.00	0.00
>= 710 / < 730	364,999.99	0.00	1,723,199.99	0.00	0.00
>= 730	172,200.00	320,320.00	2,385,200.00	0.00	0.00

Doc Stat = not full
Occ Stat = owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>=100
< 550	0.00	0.00	0.00	0.00	0.00
>= 550 / < 570	0.00	0.00	0.00	0.00	0.00
>= 570 / < 590	139,999.99	0.00	0.00	526,500.00	0.00
>= 590 / < 610	0.00	0.00	1,399,839.99	138,600.00	0.00
>= 610 / < 630	0.00	91,499.00	5,624,219.32	153,000.00	0.00
>= 630 / < 650	286,999.99	1,178,249.99	8,569,919.98	283,500.00	0.00
>= 650 / < 670	320,000.99	595,899.99	11,170,783.17	149,400.00	0.00
>= 670 / < 690	0.00	352,800.00	9,880,752.37	504,000.00	0.00
>= 690 / < 710	0.00	469,400.00	4,376,279.95	261,000.00	0.00
>= 710 / < 730	205,000.00	542,499.99	3,668,623.95	0.00	0.00
>= 730	289,999.99	239,916.00	5,986,191.95	0.00	0.00

Doc Stat = full
Occ Stat = not owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>=100
< 550	0.00	0.00	0.00	0.00	0.00
>= 550 / < 570	0.00	0.00	0.00	0.00	0.00
>= 570 / < 590	0.00	0.00	0.00	0.00	0.00
>= 590 / < 610	0.00	0.00	0.00	0.00	0.00
>= 610 / < 630	0.00	0.00	0.00	0.00	0.00
>= 630 / < 650	0.00	0.00	0.00	0.00	0.00
>= 650 / < 670	0.00	0.00	0.00	0.00	0.00
>= 670 / < 690	0.00	0.00	0.00	0.00	0.00
>= 690 / < 710	0.00	0.00	0.00	0.00	0.00
>= 710 / < 730	0.00	0.00	0.00	0.00	0.00
>= 730	0.00	0.00	0.00	0.00	0.00

Doc Stat = not full
Occ Stat = not owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>=100
< 550	0.00	0.00	0.00	0.00	0.00
>= 550 / < 570	0.00	0.00	0.00	0.00	0.00
>= 570 / < 590	0.00	0.00	0.00	0.00	0.00
>= 590 / < 610	0.00	0.00	0.00	0.00	0.00
>= 610 / < 630	0.00	0.00	0.00	0.00	0.00
>= 630 / < 650	0.00	0.00	0.00	0.00	0.00
>= 650 / < 670	0.00	0.00	0.00	0.00	0.00
>= 670 / < 690	0.00	0.00	0.00	0.00	0.00
>= 690 / < 710	0.00	0.00	218,400.00	0.00	0.00
>= 710 / < 730	0.00	0.00	0.00	0.00	0.00
>= 730	0.00	0.00	0.00	0.00	0.00

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Non IO

Doc Stat = full
Occ Stat = owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	12,575,125.21	14,795,879.48	28,879,679.13	988,604.24	0.00
>= 550 / < 570	6,545,534.42	7,246,303.34	12,415,197.14	12,145,106.46	0.00
>= 570 / < 590	6,789,836.53	8,625,524.98	20,454,074.40	7,069,444.58	2,049,876.33
>= 590 / < 610	7,894,860.49	9,746,404.75	24,402,180.23	3,545,061.16	4,941,626.30
>= 610 / < 630	4,138,658.81	9,351,440.45	23,698,165.23	4,112,479.13	5,824,829.34
>= 630 / < 650	3,604,158.58	4,707,087.61	17,959,739.74	3,355,229.66	4,429,989.13
>= 650 / < 670	1,866,013.00	4,245,926.32	11,785,870.32	1,809,247.21	3,429,068.38
>= 670 / < 690	2,137,015.87	4,044,523.91	9,033,622.43	1,022,051.42	2,773,645.32
>= 690 / < 710	1,267,066.32	1,023,512.04	2,641,776.23	730,440.06	1,083,459.56
>= 710 / < 730	758,955.07	1,080,435.27	2,567,307.44	934,621.01	745,222.03
>= 730	1,646,068.03	560,794.37	2,310,145.14	269,654.90	1,087,714.94

Doc Stat = not full
Occ Stat = owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	9,870,574.93	16,370,660.71	17,503,457.23	0.00	0.00
>= 550 / < 570	4,735,344.61	6,115,039.40	7,656,168.03	0.00	0.00
>= 570 / < 590	5,321,794.32	4,746,671.28	7,266,915.65	2,431,139.46	0.00
>= 590 / < 610	3,385,871.69	9,784,406.79	17,608,805.25	3,624,125.40	3,585,040.35
>= 610 / < 630	2,998,124.12	5,943,718.86	36,258,085.20	2,356,023.92	7,748,192.58
>= 630 / < 650	3,384,644.77	4,899,997.50	28,081,106.71	2,080,724.63	6,936,908.35
>= 650 / < 670	1,994,707.94	3,557,766.09	18,364,902.36	1,776,399.96	5,095,591.37
>= 670 / < 690	651,516.93	2,934,295.03	9,774,789.75	1,462,184.04	4,240,818.12
>= 690 / < 710	656,795.10	2,065,066.01	6,745,762.48	919,036.84	2,175,179.69
>= 710 / < 730	224,562.76	179,518.15	3,790,298.05	0.00	1,419,920.93
>= 730	959,381.39	782,807.74	4,918,196.18	352,380.72	2,040,679.73

Doc Stat = full
Occ Stat = not owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	341,736.58	664,529.30	46,350.21	0.00	0.00
>= 550 / < 570	86,861.39	428,119.04	278,210.30	172,573.86	0.00
>= 570 / < 590	0.00	41,951.74	306,469.65	116,865.71	0.00
>= 590 / < 610	297,954.73	247,942.34	360,456.16	187,984.68	0.00
>= 610 / < 630	149,755.78	200,506.45	442,150.37	1,420,888.56	0.00
>= 630 / < 650	98,827.36	0.00	733,777.41	825,267.23	0.00
>= 650 / < 670	155,260.36	299,408.03	0.00	236,358.89	0.00
>= 670 / < 690	102,560.36	155,712.61	506,449.33	477,669.45	0.00
>= 690 / < 710	0.00	510,281.14	0.00	354,161.94	0.00
>= 710 / < 730	0.00	0.00	0.00	258,231.10	0.00
>= 730	263,785.47	0.00	187,666.80	0.00	0.00

Doc Stat = not full
Occ Stat = not owner occupied

	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	470,601.41	628,389.29	0.00	0.00	0.00
>= 550 / < 570	389,627.20	843,032.40	78,290.53	0.00	0.00
>= 570 / < 590	510,098.07	655,273.06	613,931.56	0.00	0.00
>= 590 / < 610	457,207.93	374,724.47	61,530.38	0.00	0.00
>= 610 / < 630	370,145.35	996,867.33	737,495.69	0.00	0.00
>= 630 / < 650	759,591.93	549,560.60	734,690.83	0.00	0.00
>= 650 / < 670	502,177.85	363,435.82	1,661,374.76	0.00	0.00
>= 670 / < 690	558,392.42	586,840.04	860,442.72	0.00	0.00
>= 690 / < 710	0.00	0.00	119,836.77	0.00	0.00
>= 710 / < 730	104,845.98	0.00	631,781.66	0.00	0.00
>= 730	0.00	181,863.57	0.00	0.00	0.00

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.